UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2005
                                                 ----------------------------

                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 2, 2005, Ramtron International Corporation (the "Company") held its 2005 Annual Meeting of Stockholders ("Annual Meeting"), at which the Company's 2005 Incentive Award Plan (the "Plan"), previously approved by the Company's Board of Directors, was approved by the stockholders. A description of the material terms of the Plan are set forth in the Company's Definitive Proxy for the Annual Meeting filed October 26, 2005. The Plan is filed as exhibit 10.35 hereto, and incorporated herein by reference.

ITEM 8.01 - OTHER EVENTS:

The Annual Meeting was held in Colorado Springs, Colorado. Proxies for the meeting were solicited by the Board of Directors of the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934.

At the Annual Meeting, the Company's stockholders elected the following nine persons as directors of the Company:

      Name                          Votes For          Votes Withheld
      -----------------------      -----------         --------------

      William G. Howard            18,101,981              668,911
      William W. Staunton, III     18,415,102              355,790
      Greg B. Jones                18,400,917              369,975
      Eric A. Balzer               18,356,113              414,779
      Klaus Fleischmann            18,085,723              685,169
      Doris Keitel-Schulz          18,084,541              686,351
      William George               18,416,142              354,750
      Jack L. Saltich              18,348,723              422,169
      Theodore J. Coburn           18,336,152              434,740

The Company's stockholders also approved the Company's 2005 Incentive Award Plan by the following votes:

           Votes For          Votes Against        Votes Abstained
          -----------         -------------        ---------------

           6,428,085            2,311,071                67,045

The Company's stockholders also approved the ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2005 by the following votes:

           Votes For          Votes Against        Votes Abstained
          -----------         -------------        ---------------

          18,684,203             53,735                 32,954

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ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

          10.35  Ramtron International Corporation 2005 Incentive Award
                 Plan
                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
                                         ------------------------------
                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated December 8, 2005

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